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                                                                  EXHIBIT 10.8

                            SUBORDINATION AGREEMENT

            SUBORDINATION AGREEMENT dated as of October 18, 1996, among SPECIAL METALS CORPORATION, a Delaware corporation (the "Debtor"), SOCIETE INDUSTRIELLE DE MATERIAUX AVANCES, a societe anonyme organized under the laws of the Republic of France (the "Subordinated Lender"), and CREDIT LYONNAIS NEW YORK BRANCH, a New York-licensed branch of Credit Lyonnais, S.A., a banking corporation organized and existing under the laws of the Republic of France, in its capacity as agent (in said capacity, together with any successor thereto in said capacity, herein called the "Agent") for the Lenders (the "Senior Lenders") and Issuing Bank (the "Issuing Bank") party to the Credit Agreement referred to below (the Agent, the Senior Lenders and the Issuing Bank herein collectively called the "Senior Creditors" and each a "Senior Creditor").

                                   RECITALS:

            A. Concurrently herewith the Debtor and the Senior Creditors are entering into a Credit Agreement dated as of the date hereof (as it may be amended , supplemented or otherwise modified from time to time, herein called the "Credit Agreement") providing for the making of loans by the Senior Lenders to the Debtor (the "Senior Loans"), and the issuance of letters of credit by the Issuing Bank for account of the Debtor (the "Senior Letters of Credit"), in the amounts, and subject to the terms and conditions, specified in the Credit Agreement.

            B. The execution and delivery of this Subordination Agreement and the subordination of the Subordinated Debt pursuant hereto constitute conditions precedent to the obligation of the Senior Lenders to make Senior Loans and the obligation of the Issuing Bank to issue Senior Letters of Credit pursuant to the terms of the Credit Agreement.

            C. The Subordinated Lender owns 48% of the outstanding shares of voting stock of the Debtor's sole shareholder and will derive substantial benefits from the credit being extended to the Debtor pursuant to the Credit Agreement.

            ACCORDINGLY, in consideration of the premises, and in order to induce the Senior Creditors to execute and deliver the Credit Agreement, the Senior Lenders to make and maintain the Senior Loans, and the Issuing Bank to issue and maintain the Senior Letters of Credit, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subordinated Lender and the Debtor hereby agree with the Senior Creditors as follows:

            1. Certain Definitions.

            (a) Capitalized terms that are not defined herein have the respective meanings ascribed to them in the Credit Agreement and, in addition, the following terms have the following meanings:




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            "Cash Flow Support Agreement" means the Cash Flow Support Agreement dated as of the date hereof, by the Debtor and the Subordinated Lender in favor of the Senior Creditors.

            "Cash Flow Support Note" means the Promissory Note dated the date hereof made by the Debtor to the order of the Subordinated Lender in the original principal amount of $6,000,000, for the purpose of evidencing loans under the Cash Flow Support Agreement.

            "Credit Agreement" has the meaning specified in Recital A.

            "Creditor" means any Senior Creditor or the Subordinated Lender; and "Creditors" means the Senior Creditors and the Subordinated Lender, collectively.

            "Creditor Proceeding" means, with respect to the Debtor, any distribution of the assets, dissolution or winding-up, or total or partial liquidation or reorganization, of the Debtor, whether voluntary or involuntary or in bankruptcy, insolvency, arrangement, reorganization, rearrangement of debts, receivership or similar proceedings or upon a general assignment for the benefit of creditors or otherwise.

            "Discretionary SIMA Loans" means (a) the outstanding principal balance of any and all loans or other extensions of credit made by SIMA to Special Metals prior to the date hereof, including without limitation the loans evidenced by the Existing SIMA Note and the loans made under the Subordinated Loan Agreement and Note dated as of December 15, 1994 and (b) the principal balance of any and all loans made by SIMA to Special Metals from time to time hereafter, other than the Mandatory SIMA Loans.

            "Existing SIMA Note" means the Subordinated Note dated as of the date hereof, made by the Debtor to the order of SIMA in the original principal amount of US$6,500,000.

            "Mandatory SIMA Loans" means the principal balance of any and all loans made by SIMA to Special Metals from time to time under or pursuant to the Cash Flow Support Agreement.

            "Post-Petition Interest" means any interest accrued on the Senior Debt after the commencement of a Creditor Proceeding with respect to the Debtor.

            "Senior Credit Documents" means, collectively, the Credit Agreement, the Senior Notes, the other Loan Documents referred to in the Credit Agreement, and all other agreements, instruments and documents governing or relating to the Senior Debt or any portion thereof.

            "Senior Debt" means all indebtedness and other liabilities and obligations of the Borrower under the Credit Agreement, any Senior Note or any other Loan Document including, without limitation, (i) the obligation to repay the Senior Loans in full when due, (ii) the obligation to pay interest on the Senior Loans (including, without limitation, Post-Petition



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Interest) at the rates and on the dates specified in the Credit Agreement, (iii)
the obligation to pay the fees specified in the Credit Agreement in full when due at the rates and on the dates specified therein or in the Fee Letter, (iv) the obligation to reimburse the Issuing Bank in full for any payment made by it under a Senior Letter of Credit as provided in the Credit Agreement, (v) the obligation to Cash Collateralize the Senior Letters of Credit as provided in the Credit Agreement, (vi) the obligation to indemnify the Senior Creditors as provided in the Credit Agreement or any other Loan Document, (vii) the obligation to pay costs and expenses as provided in the Credit Agreement or any other Loan Document, (viii) the obligation to pay all other amounts specified in the Credit Agreement or any other Loan Document and (ix) all extensions, modifications, deferrals or renewals of any amount specified in clause (i) through (viii) above.

            "Senior Letters of Credit" has the meaning specified in Recital A.

            "Senior Loans" has the meaning specified in Recital A.

            "Senior Notes" means all promissory notes issued by the Debtor pursuant to the Credit Agreement, as they may be amended, supplemented or otherwise modified from time to time, and any notes or other evidences of indebtedness issued in renewal of, or in exchange or substitution for, such promissory notes.

            "Subordinated Credit Documents" means, collectively, (i) the Existing SIMA Note, (ii) the Cash Flow Support Agreement, (iii) the Cash Flow Support Note, and (iv) all other agreements, instruments and documents governing or relating to the Subordinated Debt or any portion thereof, in each case, as said documents may be amended, supplemented or otherwise modified from time to time, and including, in the case of any promissory notes, any notes or other evidences of indebtedness issued in renewal of, or in exchange or substitution for, such promissory notes.

            "Subordinated Debt" means all indebtedness for borrowed money, whether now existing or hereafter incurred, owing by the Debtor to the Subordinated Lender including, without limitation, the indebtedness, liabilities and obligations of the Debtor to the Subordinated Lender under the Subordinated Credit Documents (including the obligation to repay any and all Discretionary SIMA Loans and Mandatory SIMA Loans and to pay interest thereon), and all other amounts from time to time payable by the Debtor under the Subordinated Credit Documents, whether now existing or hereafter incurred, to the Subordinated Lender, and all extensions, deferrals or renewals thereof.

            (b) Unless otherwise expressly specified herein, defined terms denoting the singular number shall, when in the plural form, denote the plural number of the matter or item to which such defined terms refer, and vice-versa.

            (c) Words of the neuter gender mean and include correlative words of the masculine and feminine gender.


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            (d) Section and Schedule headings used in this Agreement are for convenience only and shall not affect the construction or meaning of any provisions of this Agreement.

            (e) Unless otherwise specified, the words "hereof", "herein", "hereunder" and other similar words refer to this Agreement as a whole and not just to the Section, subsection or clause in which they are used; and the words "this Agreement" refer to this Subordination Agreement, as amended, modified or supplemented from time to time.

            (f) Unless otherwise specified, references to Sections, Recitals or Schedules are references to Sections of, and Recitals and Schedules to, this Agreement.

            2. Subordination of Subordinated Debt.

            (a) The Subordinated Debt shall be subordinate and subject in right of payment, in all respects, to all Senior Debt. Except as provided in paragraph 2(b) hereof, until the indefeasible payment in full of the outstanding amount of all Senior Debt, including, without limitation, the outstanding principal of, and all accrued interest on, the Senior Loans and the LC Disbursements, and the expiration or termination of the Commitments and all Senior Letters of Credit
(i) the Debtor shall make no payment in respect of, and the Subordinated Lender shall not accept any payment from the Debtor on account of, the Subordinated Debt or any portion thereof, (ii) the Debtor shall not purchase or otherwise acquire, and the Subordinated Lender shall not sell to the Debtor, the Subordinated Debt or any portion thereof, and (iii) the Debtor shall not permit any of its assets to be applied to the satisfaction or acquisition of, and the Subordinated Lender shall not resort to or have any recourse against any assets of the Debtor to satisfy, the Subordinated Debt or any portion thereof.

            (b) Anything in this Agreement to the contrary notwithstanding, so long as immediately prior to and after giving effect thereto there shall exist no Default or Event of Default under the Credit Agreement and the Debtor shall be in compliance with the financial covenants set forth in the Credit Agreement, the Debtor may (i) make payments or prepayments of principal in respect of any Discretionary SIMA Loans (but not in respect of any Mandatory SIMA Loans) and
(b) pay interest on all Discretionary SIMA Loans and Mandatory SIMA Loans at a rate per annum not exceeding the rate specified in the Subordinated Credit Documents relating thereto. Nothing herein contained shall be deemed to permit any payments by the Debtor or out of its assets in respect of the principal amount of any Mandatory SIMA Loans prior to the indefeasible payment in full of the Senior Debt and the expiration or termination of the Senior Letters of Credit and the Commitments.

            (c) Upon any payment or distribution of assets of the Debtor of any kind or character, whether in cash, property or securities, to creditors of the

Debtor upon any Creditor Proceeding with respect to the Debtor (i) all principal, interest and other amounts due or to become due upon all Senior Debt shall first be indefeasibly paid in full before any payment is made by the Debtor or out of its property on account of the Subordinated Debt and (ii) any


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payment or distribution of assets of the Debtor of any kind or character, whether in cash, property or securities, to which the Subordinated Lender would be entitled except for the provisions of this paragraph 2 shall be paid by the Debtor or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, or by the relevant Subordinated Lender if received by it, directly to the Agent (for distribution to the Senior Creditors), to the extent necessary to pay all Senior Debt in full after giving effect to any concurrent payment or distribution on the Senior Debt, before any payment or distribution out of the property of the Debtor is made on the Subordinated Debt. The Subordinated Lender agrees that in any Creditor Proceeding with respect to the Debtor, the Agent, as long as any amount of Senior Debt remains unpaid, shall have the right to vote in accordance with the instructions of the Majority Lenders any claim representing any Subordinated Debt on any matter on which creditors of the Debtor are entitled to vote (including, without limitation, on the selection or appointment of a trustee or receiver for the Debtor and on any plan of reorganization for the Debtor). The Subordinated Lender further agrees that if it fails to file a claim for the Subordinated Debt or any portion thereof in any such bankruptcy, reorganization, receivership, arrangement or similar proceeding of the Debtor, the Agent, so long as any amount of Senior Debt remains unpaid, shall have the right to do so in the name of the Subordinated Lender upon 3 days' prior written notice to the Subordinated Lender.

            (d) If any payment or distribution of assets of the Debtor of any kind or character, whether in cash, property or securities, shall be received by the Subordinated Lender on account of the Subordinated Debt before all Senior Debt is indefeasibly paid in full, which payment or distribution is inconsistent with the provisions of this paragraph 2, such payment or distribution shall be held in trust by the Subordinated Lender for the benefit of the Senior Creditors, and shall be paid over or delivered to the Agent (for distribution to the Senior Creditors) to the extent necessary to pay all Senior Debt in full, after giving effect to any concurrent payment or distribution on the Senior Debt.

            (e) The Subordinated Lender and any receiver, trustee in bankruptcy, liquidating trustee or other person making payments to creditors of the Debtor pursuant to Section 2(b) or 2(d), may rely conclusively on any certification by the Agent as to the outstanding amount of the Senior Debt, and the Agent may relay conclusively on any certification of a holder of Senior Debt as to the amount of Senior Debt owing to such holder.

            3. Agent Appointed Attorney-in-Fact.

            The Subordinated Lender hereby appoints the Agent as the

Subordinated Lender's attorney-in-fact, with full power of substitution, for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that any Senior Creditor may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Agent shall have the right and power, in the name of the Subordinated Lender, to make, execute and acknowledge, publish, file, record and swear to the execution, acknowledgment, filing and/or recordation, as applicable, of such documents as the Senior Creditors, in their sole


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discretion, shall deem necessary, appropriate and/or advisable with respect to the enforcement and administration of the Senior Debt and the furtherance of the collection thereof.

            4. Consent; Subordination Absolute.

            (a) The Subordinated Lender hereby consents to the execution, delivery and performance by the Debtor of the Senior Credit Documents to which it is a party and the consummation of the transactions contemplated thereby, and hereby acknowledges and confirms that such execution, delivery, performance and consummation do not violate or constitute a default under any term, covenant or condition of any Subordinated Credit Document or any other agreement, instrument or document to which the Subordinated Lender is a party or which inures to its benefit.

            (b) No extension, renewal, amendment, modification, forbearance or waiver of the Senior Debt or any portion thereof or of any terms of the Credit Agreement or any other Senior Credit Document, no release, modification or substitution of any collateral therefor, and no exercise of or failure to exercise any right, power or remedy under or in respect of the Senior Debt or any Senior Credit Document, shall affect, modify or impair the subordination provided for herein or the rights of the Senior Creditors hereunder.

            5. Representations and Warranties of the Subordinated Lender.

            The Subordinated Lender hereby represents and warrants to the Agent and the Senior Creditors that:

            (a) The Subordinated Lender is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Subordinated Lender has full power and authority to execute and deliver this Agreement, to subordinate the Subordinated Debt pursuant hereto, and to incur and perform the obligations provided for herein.

            (b) The execution, delivery and performance of this Agreement by the Subordinated Lender, the subordination of the Subordinated Debt owing to the Subordinated Lender pursuant hereto and the incurrence and performance of the obligations provided for herein (i) have been duly authorized by all requisite action of the Subordinated Lender, (ii) do not require the approval of the stockholders of the Subordinated Lender, and (iii) will not (1) violate any law or regulation or the certificate of incorporation or by-laws of the Subordinated Lender, (2) violate or constitute (with due notice or lapse of time or both) a default under any provision of any indenture, agreement, license or other instrument to which the Subordinated Lender is a party or by which it or any of its properties may be bound or affected, (3) violate any order of any court, tribunal or governmental agency binding upon the Subordinated Lender or any of its properties or (4) result in the creation or imposition of any lien or encumbrance of any nature whatsoever upon any assets or revenues of the Subordinated Lender.

            (c) No authorizations, approvals and consents of, and no filings and


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registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Subordinated Lender of this Agreement or for the validity or enforceability hereof.

            (d) This Agreement constitutes the legal, valid and binding obligation of the Subordinated Lender, enforceable against the Subordinated Lender in accordance with its terms.

            (e) Schedule I accurately lists all of the agreements, instruments and documents in effect on the date hereof which govern or relate to the Subordinated Debt owing to the Subordinated Lender and correctly sets forth the amount of Subordinated Debt owing to the Subordinated Lender outstanding on the date hereof, the character of such Subordinated Debt, the interest rate applicable thereto and the maturity thereof.

            (f) The Subordinated Loan Documents to which the Subordinated Lender is a party or which inure to its benefit are in full force and effect and no default has occurred thereunder.

            (g) To the Subordinated Lender's knowledge, the information, schedules, exhibits and reports furnished by the Subordinated Lender or the Debtor to the Agent or any other Senior Creditor in connection with the negotiation and preparation of this Agreement did not contain any omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect.

            6. Representations and Warranties of the Debtor.

            The Debtor hereby represents and warrants to the Agent and the Senior Creditors that:

            (a) The Debtor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Debtor has full power and authority to execute and deliver this Agreement, to subordinate the Subordinated Debt pursuant hereto, and to incur and perform the obligations provided for herein.


            (b) The execution, delivery and performance of this Agreement by the Debtor and the incurrence and performance by it of the obligations provided for herein (i) have been duly authorized by all requisite action of the Debtor, (ii) do not require the approval of the stockholders of the Debtor, and (iii) will not (1) violate any law or regulation or the certificate of incorporation or by-laws of the Debtor, (2) violate or constitute (with due notice or lapse of time or both) a default under any provision of any indenture, agreement, license or other instrument to which the Debtor is a party or by which it or any of its properties may be bound or affected, (3) violate any order of any court, tribunal or governmental agency binding upon the Debtor or any of its properties or (4) result in the creation or imposition of any lien or encumbrance of any nature whatsoever upon any assets or revenues of the Debtor.


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            (c) No authorizations, approvals and consents of, and no filings and registrations with, any governmental or regulatory authority or agency are necessary for the execution, delivery or performance by the Debtor of this Agreement or for the validity or enforceability hereof.

            (d) This Agreement constitutes the legal, valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms.

            (e) Schedule I accurately lists all of the agreements, instruments and documents in effect on the date hereof which govern or relate to the Subordinated Debt and correctly sets forth the amount of Subordinated Debt outstanding on the date hereof, the character of such Subordinated Debt, the interest rate applicable thereto and the maturity thereof.

            (f) To the Debtor's knowledge, the information, schedules, exhibits and reports furnished by the Subordinated Lender or the Debtor to the Agent or any other Senior Creditor in connection with the negotiation and preparation of this Agreement did not contain any omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect.

            7. Covenants of Subordinated Lender.

            The Subordinated Lender hereby agrees that, so long as the Debtor may borrow, or request the issuance of Senior Letters of Credit, under the Credit Agreement and until the Senior Debt has been indefeasibly paid in full and all the Senior Letters of Credit have expired or been terminated, the Subordinated Lender shall not, without the prior written consent of the Agent (which consent shall be given or withheld in accordance with the instructions of the requisite number of Senior Lenders specified in the Credit Agreement):

            (a) Accept any payments or prepayments of the Subordinated Debt owing to the Subordinated Lender by the Debtor or out of the Debtor's assets (other than as permitted by paragraph 2(b) hereof);


            (b) Permit the Subordinated Debt owing to the Subordinated Lender or any portion thereof to be secured by any lien or security interest on any assets of the Debtor;

            (c) Take, or permit any of its Affiliates to take, any action to enforce its rights and remedies relating to the Subordinated Debt or any portion thereof against the Debtor, including, without limitation, any of the following actions:

            (i) accelerate the Subordinated Debt or any portion thereof or require that the Subordinated Debt or any portion thereof be paid prior to the stated maturity thereof or prior to any regularly scheduled dates of payment, except as permitted by the Subordinated Credit Documents (provided that payments in respect of the Subordinated Debt shall be subject in all cases to the terms of and the restrictions


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            contained in this Agreement); or

            (ii) commence any proceeding against the Debtor or against any properties or assets of the Debtor, including, without limitation, any proceeding under the Federal Bankruptcy Code or any other bankruptcy, insolvency, reorganization, arrangement, liquidation, dissolution, moratorium or similar law of the United States of America or any other jurisdiction, or apply for a trustee, receiver or custodian (however named) for all or a substantial part of the property of the Debtor; or

            (d) Modify or amend, or consent to the modification or amendment of, or permit the Debtor to modify or amend, the Cash Flow Support Agreement.

            (e) Contest the validity, perfection, priority or enforceability of any lien or security interest granted to any Senior Creditor in any properties or assets of the Debtor. The foregoing provisions of this Section 7(c) are solely for the purpose of defining the relative rights of the holders of Senior Debt on the one hand and the holders of Subordinated Debt on the other and shall not limit or otherwise affect any rights which any holder of Subordinated Debt may have against the Debtor under the terms of any agreement or instrument executed in connection with the Subordinated Debt.

            8. Covenants of the Debtor.

            The Debtor hereby agrees that, so long as it may borrow or request the issuance of Senior Letters of Credit under the Credit Agreement and until the Senior Debt has been indefeasibly paid in full and all the Senior Letters of Credit have expired or been terminated, the Debtor shall not, without the prior written consent of the Agent (which consent shall be given or withheld in accordance with the instructions of the requisite number of Senior Lenders specified in the Credit Agreement):

            (a) Pay, prepay or purchase any portion of the Subordinated Debt (other than as permitted by Section 2(b).

            (b) Permit the Subordinated Debt or any portion thereof to be secured by any lien or security interest on any assets of the Debtor.

            (c) Modify or amend, or consent to the modification or amendment of, or permit the Subordinated Lender to modify or amend, the Cash Flow Support Agreement.

            9. Legend on Subordinated Notes.

            The Subordinated Lender shall promptly cause a conspicuous legend to be placed on each promissory note which evidences or may from time to time hereafter evidence the Subordinated Debt or any portion thereof, to the following effect:


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            "This Note and the indebtedness evidenced hereby is subject to the restrictions contained in a Subordination Agreement (as such agreement may from time to time be amended, modified or supplemented, the "Agreement") dated as of October 18, 1996, among Special Metals Corporation, a Delaware corporation, Societe Industrielle de Materiaux Avances, a societe anonyme organized under the laws of the Republic of France and Credit Lyonnais New York Branch, a New York-licensed branch of Credit Lyonnais, S.A., a banking corporation organized and existing under the laws of the Republic of France, in its capacity as agent for the Lenders and Issuing Bank specified in the Subordination Agreement; and each holder of this Note, by its acceptance hereof, shall be bound by the Agreement", and, if so requested by the Agent, shall deliver each such promissory note, as so marked, to the Agent.

            10. Subrogation.

            Subject to the payment in full of the Senior Debt and the expiration or termination of the Commitments under the Credit Agreement and the Senior Letters of Credit issued thereunder, the holders of the Subordinated Debt shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of cash, property or securities of the Debtor made on the Senior Debt, until the Subordinated Debt shall be paid in full. No payments or distributions on the Subordinated Debt of any cash, property or securities which any holder of Subordinated Debt pays or delivers to the Agent or any holder of Senior Debt pursuant to the subordination provisions contained in
Section 2 shall be deemed to be a payment by the Debtor to or on account of the Senior Debt.


            11. Relationship Among Creditors.

            Nothing contained in this Agreement or otherwise will in any event be deemed to constitute any holder of Senior Debt the agent of the Subordinated Lender for any purpose nor to create any fiduciary relationship between any such holder of Senior Debt and the Subordinated Lender. No action or inaction with respect to any collateral for Senior Debt; nor any amendment to the Credit Agreement or any other Senior Credit Document; nor any exercise or non-exercise of any right, power or remedy under or in respect of any of the Senior Debt or any instrument or agreement relating to, securing or guaranteeing any of the Senior Debt; nor any waiver, consent, release, indulgence, extension, renewal, modification, delay or other action, inaction or omission in respect of any of the Senior Debt or any instrument or agreement relating to, securing or guaranteeing any of the Senior Debt will in any event give rise to any claim against the Agent or any holder of Senior Debt or any officers, director, employee or agent of such holder.

            12. Cumulative Rights.

            Each and every right granted to the Agent or any other Senior Creditor hereunder


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or in connection herewith, or allowed it by law or equity, shall be cumulative and may be exercised from time to time.

            13. Waivers and Amendments.

            No failure on the part of the Agent or any other Senior Creditor to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or remedy hereunder shall operate as a waiver thereof or of any default hereunder, nor shall any single or partial exercise by the Agent or any other Senior Creditor of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy of the Agent or such other Senior Creditor. No amendment, modification or waiver of any provision of this Agreement, nor any consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by the party to be charged therewith, and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Subordinated Lender or the Debtor in any case shall, of itself, entitle the Subordinated Lender or the Debtor to any other or further notice or demand in similar or other circumstances.

            14. GOVERNING LAW.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PRINCIPLES OF

CONFLICT OF LAWS.

            15. SUBMISSION TO JURISDICTION.

            (A) THE DEBTOR AND THE SUBORDINATED LENDER HEREBY EXPRESSLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL FEDERAL AND STATE COURTS SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THEIR RESPECTIVE OBLIGATIONS HEREUNDER AND THE DEBTOR AND THE SUBORDINATED LENDER AGREES THAT ANY PROCESS OR NOTICE OF MOTION OR OTHER APPLICATION TO ANY OF SAID COURTS OR A JUDGE THEREOF MAY BE SERVED UPON IT WITHIN OR WITHOUT SUCH COURT'S JURISDICTION BY REGISTERED OR CERTIFIED MAIL (RETURN RECEIPT REQUESTED) OR BY PERSONAL SERVICE, AT THE ADDRESS OF SUCH PARTY SPECIFIED NEXT TO ITS SIGNATURE HERETO (OR AT SUCH OTHER ADDRESS AS SUCH PARTY SHALL SPECIFY BY A PRIOR NOTICE IN WRITING TO THE AGENT).

            (B) THE DEBTOR AND THE SUBORDINATED LENDER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING


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ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN ANY FEDERAL OR STATE
COURT SITTING IN NEW YORK COUNTY, STATE OF NEW YORK, AND HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

            (C) NOTWITHSTANDING THE FOREGOING, THE AGENT OR ANY OTHER SENIOR CREDITOR MAY SUE THE DEBTOR OR THE SUBORDINATED LENDER IN ANY JURISDICTION WHERE THE DEBTOR OR THE SUBORDINATED LENDER OR ANY OF THEIR RESPECTIVE ASSETS MAY BE FOUND AND MAY SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

            16. WAIVER OF JURY TRIAL.

            EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THE AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

            17. Expenses.

            The Debtor agrees to pay all costs and expenses of the Agent or any other Senior Creditor (including the reasonable fees and disbursements of counsel) in connection with the preparation of this Agreement (subject, in the case of the fees and disbursements of counsel relating to such preparation, to the terms of the Fee Letter) and any amendment hereof and the enforcement of any rights of the Agent, the Senior Creditors or any of them hereunder. The Subordinated Lender agrees to pay all costs and expenses of the Agent or any other Senior Creditor (including the reasonable fees and disbursements of counsel) in connection with the enforcement of any rights of the Agent, the Senior Creditors or any of them against the Subordinated Lender hereunder.

            18. Termination; Payment in Full; Reinstatement.


            (a) This Agreement is a continuing agreement and shall remain in full force and effect so long as the Debtor may borrow or request the issuance of Senior Letters of Credit under the Credit Agreement, or any Senior Letter of Credit is outstanding, and until the indefeasible payment in full of the Senior Debt.

            (b) The Senior Debt shall not be deemed to have been indefeasibly paid in full for purposes of this Agreement until all amounts owing thereon (including, without limitation, all Post-Petition Interest, if any) shall have been paid to the Senior Creditors, whether or not a claim for such amounts (including a claim for such Post-Petition Interest) is enforceable, and any applicable preference periods shall have expired.


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

            (c) If at any time all or any part of any payment of the Senior Debt received by any Senior Creditor is or must be rescinded or returned to the Debtor for any reason whatsoever (including, without limitation, by reason of the insolvency, bankruptcy, or reorganization of the Debtor) this Agreement shall be reinstated with respect to such payment so rescinded or returned as though such payment had never been received by such Senior Creditor. The Debtor will indemnify each Senior Creditor on demand for all reasonable costs and expenses (including, without limitation, attorney's fees and disbursements) incurred by it in connection with such rescission or return.

            19. Assignments.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Agent shall not be required to recognize any assignment of Senior Debt unless such assignment is permitted under and is accomplished in accordance with
Section 9.6 of the Credit Agreement. In the event the Senior Debt owing to any Senior Creditor is acquired by any Person, the powers, benefits and obligations of such Senior Creditor under this Agreement and the subordination provided for herein shall, at the election of such Senior Creditor (and subject to the proviso of the immediately preceding sentence) inure to such Person, and all references herein to "Senior Creditors" shall include such Person to the extent of the Senior Debt assigned to such Person. The Subordinated Lender shall not transfer, sell or otherwise dispose of any portion of the Subordinated Debt owing to it or of any promissory note evidencing any portion of the Subordinated Debt owing to it, except to a Person who agrees to become a party hereto and to be bound by all provisions hereof binding on the Subordinated Lender. If the Subordinated Debt (or any portion thereof) is acquired by any Person, such Person, with respect to the Subordinated Debt acquired by it, shall in any event be subject and bound by the subordination provided for herein and all other obligations of the Subordinated Lender hereunder.

            20. Addresses for Notices, Etc.

            All notices, requests, demands, instructions, directions and other communications provided for hereunder shall be in writing (which term shall include telecopied communications) and shall be sent by overnight courier, telecopied or delivered to the applicable party at the address or telecopier number specified for such party opposite its signature line below or, as to any party, to such other address or telecopier number as such party shall specify by a notice in writing to the other parties hereto. Each notice, request, demand, instruction, direction or other communication provided for hereunder shall be deemed delivered (i) if by overnight courier, one Business Day (or, in the case of any party hereto that has indicated an address for notices that is located outside the United States, two Business Days) after being deposited with the overnight courier, addressed to the applicable party at its address set forth above, (ii) if by hand, when delivered to the applicable party at such address, and (iii) if by telecopy, when sent to the applicable party at such telecopier number.

            21. Severability.


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

            Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render such provision unenforceable in any other jurisdiction.

            22. Benefit of Agreement.

            The provisions of this Agreement are solely for the benefit of the parties hereto and are intended to regulate their rights and obligations among themselves and said provisions will not limit, enlarge or in any way affect the obligations of the Debtor to any Person not a party hereto. No provision of this Agreement shall, as between the Debtor and the Subordinated Lender, impair the absolute right of the Subordinated Lender to payment of the Subordinated Debt owing to it (subject to the rights of the Senior Creditors under this Agreement), it being understood that the subordination provisions hereof are intended to define the rights of the Senior Creditors on the one hand and the Subordinated Lender on the other.

            23. Integration Clause. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, with respect to the subject matter hereof.

            24. Further Assurances.

            The Debtor and the Subordinated Lender agree to execute and deliver to the Senior Creditors, at the expense of the Debtor and the Subordinated Lender, such further instruments, and to take such further action, as the Senior Creditors may at any time or times request in order to carry out the provisions and intent of this Agreement.


            25. Execution in Counterparts.

            This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, all of which when taken together shall constitute but one and the same agreement.

            26. Agency Provisions.

            The Agent is acting hereunder in its capacity as agent for the Lenders and the Issuing Bank pursuant to Article 8 of the Credit Agreement and is entitled to all the rights, benefits, protections and indemnities provided to it in said Article 8 in connection with any actions taken by it hereunder.

            IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement as of the date first above written.


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

                                    Debtor:

Address:                            SPECIAL METALS CORPORATION

4317 Middle Settlement Road
New Hartford, New York  13413       By:______________________________
Attention:  Donald C. Darling          Name:
Telecopier: (315) 798-2001             Title:



                                    Subordinated Lender:

Address:                            SOCIETE INDUSTRIELLE DE MATERIAUX
____________________________        AVANCES
____________________________
____________________________
Attention: _________________        By:______________________________
Telecopier: ________________           Name:
                                       Title:


                           Agent for Senior Creditors:

Address:                            CREDIT LYONNAIS NEW YORK BRANCH, as
                                    Agent
1301 Avenue of the Americas
New York, New York  10019
Attention:  Xavier Roux             By:______________________________
Telecopier: (212) 459-3174             Name:
                                       Title:



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